UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 29, 2012 (March 28, 2012)

HQ GLOBAL EDUCATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333 - 150385	26-1806348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27th Floor, BOBO Fortune Center, No.368, South Furong Road Changsha City, Hunan Province, PRC	410007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86 731) 8782-8601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On March 28, 2012, Ms. Yabin Zhong informed HQ Global Education, Inc. (the “Company”) of her resignation as a member of the board of directors of the Company, effective immediately. Ms. Zhong stated that her resignation was not due to any disagreement with the Company on any matter related to operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

None.

Exhibit Number	Description
99.1	Resignation Letter dated March 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2012	HQ GLOBAL EDUCATION, INC.

By: /s/ Guangwen He Guangwen He
President, Chief Executive Officer and Director